KINGSTONE

Investor Presentation – August 2025

Disclaimer & Forward-Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, may be forward-looking statements. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. These statements involve risks and uncertainties that could cause actual results to differ materially from those included in forward-looking statements due to a variety of factors. For more details on factors that could affect expectations, see Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. These forward-looking statements may not be realized due to a variety of factors. The risks and uncertainties include, without limitation, the following:

- the risk of significant losses from catastrophes and severe weather events;
- risks related to the lack of a financial strength rating from A.M. Best;
- risks related to limitations on the ability of our insurance subsidiary to pay dividends to us;
- adverse capital, credit and financial market conditions;
- risks related to volatility in net investment income;
- the unavailability of reinsurance at current levels and prices;
- the exposure to greater net insurance losses in the event of reduced reliance on reinsurance;
- the credit risk of our reinsurers;
- the inability to maintain the requisite amount of risk-based capital needed to grow our business;
- the effects of climate change on the frequency or severity of weather events and wildfires;
- risks related to the limited market area of our business;
- risks related to a concentration of business in a limited number of producers;
- legislative and regulatory changes, including changes in insurance laws and regulations and their application by our regulators;
- the effects of competition in our market areas;
- our reliance on certain key personnel;
- risks related to security breaches or other attacks involving our computer systems or those of our vendors; and
- our reliance on information technology and information systems.

Kingstone undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.



Kingstone Overview

12th largest homeowners' insurer in the State of New York

Founded in 1886

- Market Cap: $217 M
  Stock Price*: $15.38
  Shares Outstanding*: 14,137,115
- Core Direct Written Premium Growth of +17% vs. Q2 2024
- Policies in-force of 77K At June 30, 2025
- Net Investment Income Growth of 30% vs. Q2 2024 with an Average portfolio yield of 3.93%
- Financial Strength Rating: Demotech: 'A, Excellent'

**Stock Price as of the close on August 6, 2025*
Shares outstanding at June 30, 2025.

Why Invest in Kingstone?

Strong
Management Team

Product
Sophistication

Consistent Profitability &
Underwriting Discipline

Scalable & Efficient
Operating Platform

Unprecedented Market
Opportunity

Attractive
Fundamentals

Strong Management Team

Executive Management Team

Over 85 years of combined insurance experience.



Meryl S. Golden
President & Chief Executive Officer



Randy L. Patten
Chief Financial Officer



Sarah Chen
SVP & Chief Actuary



David Fernandez
SVP, Chief Claims Officer

Investor Relations Contact:
Karin Daly
Vice President, The Equity Group Inc.
kdaly@theequitygroup.com

Product Sophistication

A differentiated product.

Select

A modern personal lines product suite launched in 2022 for Homeowners, Dwelling Fire and Condo.

Select has a by-peril rating structure and was built using modern data science techniques using a host of data.

Select has shifted the mix to more preferred risks.

- Better insurance scores
- Well-maintained homes
- ~38% of homes have newer roofs (<10 years old)
- Higher deductibles

Select does an excellent job of matching rate to risk.

- Select frequency is ~31% lower than Legacy.

Select policies, which outperform our Legacy book of business, represent 48% of policies in force at June 30, 2025, indicating a healthier, more profitable portfolio mix and bodes well for improved future performance.



Select Homeowners' Frequency Reported
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
Legacy RB
Select Total
All Products Total



Select Homeowners' Score Distribution
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
300-399
400-499
500-599
600-699
700-799
800+
TransUnion
Kingstone Select

All data points presented pertain exclusively to Select Homeowners.

Pricing Trends


$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
CORE BUSINESS COMPOUNDED ANNUAL RATE CHANGE OF +17.8%
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
2025Q1
2025Q2
Core - Renewal
CPI

Achieving significant price increases, ahead of inflation.

Our underwriting process evaluates risks based on their prior loss experience, cost of reinsurance, property condition and insurance score, among other factors and then is augmented by information collected from property inspections.

- **Preferred Risk Profile** ✓
- **Matching Rate to Risk** ✓
- **Insuring to Value** ✓
- **Ahead of Loss Costs** ✓

Consistent Profitability & Underwriting Discipline

Mix of Business


Other
1%
Non-Core
14%
PDO
8%
December 31,
2023
Core HO
54%
Core DF
22%

+12% in Core Business
(78%) in Non-Core Business

Change in policies-in-force


Other
1%
Non-Core
3%
PDO
8%
Core DF
21%
June 30,
2025
Core HO
67%

Core HO = Core Homeowners
Core DF = Core Dwelling Fire
Non-Core = Non-core Homeowners
PDO = Livery Physical Damage
Other = Personal Umbrella & Canine Legal Liability

Focusing on states and segments that meet our profit objectives.

Kingstone refers to New York business as its "Core" business and business outside of New York as its "Non-Core" business.

Disciplined Underwriting

Driving enhanced profitability


120
100
80
60
40
20
0
Combined Ratio
UNPROFITABLE
Average Industry Combined Ratio of 104.2%
(2017-2024)
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025E*
KINS
Industry

Kingstone Achieves Superior Profitability Compared to Industry

Sources: APCIA estimates using S&P Global Market Intelligence data; P&C Specialist | Susan Ladika (July 16, 2025) for 2024 – 2025E); University of South Carolina, Risk & Uncertainty Management Center
*Estimated industry combined ratio for FY2025; Kingstone's mid-point of the FY2025 combined ratio guidance range.

Expense Reduction Initiatives


41.0%
36.0%
33.0%
31.3%
31.0%
$26.3
$26.7
$25.9
$25.7
2021
2022
2023
2024
2025E

- Reduced net expense ratio by 10 points from 2021 to 2024
- Restructured producer compensation saving 3.5 points
- Retired legacy systems saving $1.5 million annually
- Other Underwriting Expenses down 3.0 points
- Expense management has become a corporate imperative
- Expense ratio also benefitted from material increase in average premium

Robust Reinsurance Strategy

Cumulative Risk Adjusted Rate Change - Catastrophe XOL						
	2020	**2021**	**2022**	**2023**	**2024**	**2025**
Guy Carpenter Index	1.00	1.06	1.22	1.65	1.55	1.44
Kingstone	1.00	0.99	1.16	1.37	1.13	0.99



100YR Verisk Hurricane Probable Maximum Cost
$450,000,000
$400,000,000
$350,000,000
$300,000,000
$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Total Insurable Value
$90,000,000,000
$80,000,000,000
$70,000,000,000
$60,000,000,000
$50,000,000,000
$40,000,000,000
$30,000,000,000
$20,000,000,000
$10,000,000,000
$0
February 2016
February 2017
February 2018
February 2019
February 2020
February 2021
February 2022
September 2023*
December 2023
March 2024
June 2024
September 2024
December 2024
March 2025
June 2025
2025/2026 Limit
100-Year Hurricane PML
TIV

Successfully Completed our 2025/2026 Catastrophe Reinsurance Placement

Including Multi-year Protection of $125 Million through our First Catastrophe Bond, *1886 Re Ltd.*

Scalable & Efficient Operating Platform

A Track Record of Progress

Powering Today and Defining Tomorrow

Kingstone 2.0 (2021 – 2022)

1. *Strategic hiring;*
2. *Development of the Select product;*
3. *Investments in new systems and retirement of legacy systems; and*
4. *Better management of catastrophe exposure to reduce growth rate of PML in hardening reinsurance market.*

Kingstone 3.0 (2022 – 2023)

1. *Reduced the non-Core book of business;*
2. *Adjusted pricing to stay ahead of loss trends;*
3. *Tightly managed reinsurance requirements and costs; and*
4. *Reduced Expenses.*

Excellence & Profitability

1. *Seventh consecutive profitable quarter in Q2 2025;*
2. *Efficient cost structure;*
3. *Strong management team; and*
4. *Effective risk management.*

Growth

2024: Adirondack & Mountain Valley withdrawal from New York.

2025 - 2028: AmGuard renewal rights transaction.

2026: State expansion (+2 states).

2027: State expansion (+2 states).

Unprecedented Market Opportunity

Robust Competitive Landscape in New York



2024
Regulators Approve Strategic Exit

Adirondack & Mountain Valley Withdrawal from NY in 2H'24

→

Kingstone Fills the Void

Writes approx. $29 million in premiums across approx. 6,000 policies

2025 - 2028
Another Calculated Exit

AmGuard sets their Withdrawal from NY for late-Q3'25

→

Kingstone Signs Renewal Rights Transaction

Kingstone estimates approx. $12 million in premiums
Beginning 9/1/2025
(12-month go-forward projection)

Direct Premiums Written*

Kingstone Positioned to Capture Share Amid Industry Retrenchment Through 2025 and Beyond



$350
$330
$310
$290
$270
$250
$230
$210
$190
$170
$150
$ in millions
$201M
$200M
$242M
Achieved NY Growth of +31% in FY2024 driven by an unprecedented market opportunity
Estimating NY Growth of +15% to +20% driven by growth in renewal premiums
2022 DPW
NY New
NY Renewal
Other
Non-Core
2023 DPW
NY New
NY Renewal
Other
Non-Core
2024 DPW
NY New
NY Renewal
Other
Non-Core
2025E DPW*

*Direct premiums written is not based on GAAP and is defined and reconciled below to the most directly comparable GAAP measure. See "Definitions and Non-GAAP Measures". Also see "2025 Guidance". E = Estimated.

2025 Guidance

The Company's guidance for fiscal year 2025 is calculated based on anticipated net premiums earned of ~$187 million.

Previous Guidance *(as of May 8, 2025)* *was calculated based on anticipated net premiums earned of ~$184 million.*	
Core Business[1] direct premiums written[2] growth	*15% to 25%*
Combined Ratio	*81% to 85%*
Net Income Per Share – Basic	*$1.90 to $2.30*
Net Income Per Share - Diluted	*$1.75 to $2.15*
Return on Equity	*27% to 35%*

Common Stock Metrics *(shares in millions)*	**Six months ended June 30, 2025**	**2025E**
Weighted average shares outstanding – basic	13.7	13.9
Weighted average shares outstanding – diluted	14.1	14.6
Total shares outstanding as of end of period – basic	14.1	14.1
Total shares outstanding as of end of period – diluted	14.7	14.8

15% to 20%

Core Business[1] direct premiums written[2] growth

79% to 83%

Combined Ratio

$2.10 to $2.50

Net Income Per Share – Basic

$1.95 to $2.35

Net Income Per Share - Diluted

30% to 38%

Return on Equity

[1]Kingstone refers to New York business as its "Core" business and business outside of New York as its "Non-Core" business.

[2]These measures are not based on GAAP and are defined and reconciled to the most directly comparable GAAP measures. See 'Definitions and Reconciliation of Non-GAAP Measures'.

The guidance provided above is based on information available as of August 7, 2025, and management's review of the anticipated financial results for 2025. Such guidance remains subject to change based on management's ongoing review of the Company's 2025 results and is a forward-looking statement (see "Disclaimer & Forward-Looking Statements on Slide #2). Kingstone assumes no obligation to update this guidance. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in Kingstone's annual and quarterly filings with the Securities and Exchange Commission.

Strategic Expansion & 5-Year Goal

- *Growing demand for underwriting capacity positions Kingstone to **expand opportunistically and capture outsized margins**, as demonstrated in our Core state.*
- *Strategic state expansion should provide **diversification** benefits, **reduce geographic concentration** risk, **enhance risk management**, and **strengthen financial stability***
- *Kingstone intends to operate as an **Excess and Surplus (E&S) carrier** in new geographies.*

"We have never been stronger and have a solid foundation to successfully execute this strategic expansion." *– Meryl Golden, CEO*

~$500 Million	+2 States in 2026	$174 Billion
DPW[1] by 2029	+2 States in 2027	Total U.S. Homeowners' Market Premium

[1]*These measures are not based on GAAP and are defined and reconciled to the most directly comparable GAAP measures. See 'Definitions and Reconciliation of Non-GAAP Measures'.*

Attractive Fundamentals

Valuation: Kingstone vs. Other Property Insurers

✓ Attractive value investing opportunity with consistent underwriting and investment income.

✓ Strong earnings base with lower price-to-earnings multiple in peer group.


Consensus Forward P/E
Peer Group Median: 9.8x
6.0x
7.4x
8.0x
8.5x
9.1x
9.3x
10.3x
17.7x
HRTG
ACIC
KINS
SLDE
UVE
HCI
AIZ
PMLR

Source: Janney/ Weekly P&C Insurance Company Stock Performance & Comp Sheets – August 4, 2025

Shareholder Return

✓ Significant stock price gains reflecting increased investor confidence.

✓ Reinstated cash dividend reinforcing Kingstone's commitment to returning value to shareholders.


Kingstone Stock Price
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
12/29/2023
1/29/2024
2/29/2024
3/31/2024
4/30/2024
5/31/2024
6/30/2024
7/31/2024
8/31/2024
9/30/2024
10/31/2024
11/30/2024
12/31/2024
1/31/2025
2/28/2025
3/31/2025
4/30/2025
5/31/2025
6/30/2025

Why Invest in Kingstone?

Strong
Management Team

Product
Sophistication

Consistent Profitability &
Underwriting Discipline

Scalable & Efficient
Operating Platform

Unprecedented Market
Opportunity

Attractive
Fundamentals

SUPPLEMENTAL FINANCIAL INFORMATION

Key Financial Metrics

Consolidated Financial Results	Quarters Ended			Six Months Ended		
($ in thousands, except per share data)	June 30,			June 30,		
	2025	2024	Change	2025	2024	Change
Direct premiums written[1]	$61,062	$53,495	14.1%	$119,237	$102,820	16.0%
Net premiums earned	$46,215	$30,304	52.5%	$89,738	$59,124	51.8%
Net investment income	$2,300	$1,765	30.3%	$4,349	$3,267	33.1%
Net gain/(loss) on investments	$546	($234)	NM	$408	$493	(17.2)%
Gain on sale of real estate	$0	$0	NM	$1,966	$0	NM
Underlying loss ratio[1]	38.7%	47.1%	(8.4) pts	50.0%	52.8%	(2.8) pts
Effect of prior-year reserve development	(0.5)%	(1.4)%	0.9 pts	(0.9)%	(1.7)%	0.8 pts
Net loss ratio excluding the effect of catastrophes[1]	38.2%	45.7%	(7.5) pts	49.1%	51.1%	(2.0) pts
Catastrophe loss ratio[1]	0.6%	1.3%	(0.7) pts	1.2%	3.2%	(2.0) pts
Net loss ratio	38.8%	47.0%	(8.2) pts	50.3%	54.3%	(4.0) pts
Net underwriting expense ratio	32.7%	31.2%	1.5 pts	32.0%	31.3%	0.7 pts
Net combined ratio	71.5%	78.2%	(6.7) pts	82.3%	85.6%	(3.3) pts
Adjusted EBITDA[1]	$14,783	$7,845	88.4%	$19,038	$10,779	76.6%
Net Income	$11,252	$4,515	149.2%	$15,135	$5,942	154.7%
Net Income per share - basic	$0.81	$0.41	97.6%	$1.10	$0.54	103.7%
Net Income per share - diluted	$0.78	$0.37	110.8%	$1.07	$0.50	114.0%
Return on equity - annualized	50.8%	47.2%	3.6 pts	37.4%	31.6%	5.8 pts
Other comprehensive income/(loss)	$1,022	$90	1035.6%	$3,245	($350)	NM
Operating net income[1]	$10,821	$4,699	130.3%	$13,259	$5,552	138.8%
Operating net income per share - basic[1]	$0.78	$0.43	81.4%	$0.97	$0.50	94.0%
Operating net income per share - diluted[1]	$0.75	$0.39	92.3%	$0.94	$0.46	104.3%
Operating return on equity[1]	12.2%	12.3%	(0.1) pts	16.4%	14.7%	1.7 pts
Operating return on equity[1] - annualized	48.9%	49.1%	(0.2) pts	32.8%	29.5%	3.3 pts
Book value per share - diluted				$6.44	$3.19	101.9%
Book value per share - diluted excluding AOCI				$7.04	$4.17	68.8%

[1]*These measures are not based on GAAP and are defined and reconciled to the most directly comparable GAAP measures. See "Definitions and Non-GAAP Measures" in the latest earnings press release.*

Balance Sheet Overview

	June 30, 2025	December 31, 2024
Assets		
Total investments	239,835,118	208,617,941
Cash and cash equivalents	33,714,432	28,669,441
Premiums receivable, net	17,277,970	21,766,988
Reinsurance receivables, net	55,439,043	69,322,436
Prepaid reinsurance	3,649,273	—
Deferred policy acquisition costs	23,848,030	24,732,371
Intangible assets	500,000	500,000
Property and equipment, net	7,853,192	9,283,970
Deferred income taxes, net	5,107,644	5,597,920
Other assets	6,196,823	6,424,776
Total assets	$393,421,525	$374,915,843
Liabilities		
Loss and loss adjustment expense reserves	$133,927,454	$126,210,428
Unearned premiums	130,263,096	134,701,733
Advance premiums	5,712,581	3,503,063
Reinsurance balances payable	5,440,516	10,509,121
Deferred ceding commission revenue	6,995,648	11,541,239
Accounts payable, accrued expenses and other liabilities	7,984,147	10,570,388
Income taxes payable	3,159,483	—
Debt, net	5,060,708	11,171,420
Total liabilities	298,543,633	308,207,392
Total stockholders' equity	94,877,892	66,708,451
Total liabilities and stockholders' equity	$393,421,525	$374,915,843

Investment Portfolio

Overview as of 6/30/2025

- Outsourced portfolio management
- High-quality portfolio provides consistent net investment income;
    - 83% of fixed income portfolio rated A, or higher, or held as U.S. Treasuries.
- Average portfolio yield of 3.93%.
- Effective duration of 4.3 years.

Fixed Portfolio


A or Higher
83%
BBB+
9%
BBB
7%
≤ BBB- or
Non Rated
1%

Net Investment Income


$ in millions
$1.8
$2.3
Q2 2024
Q2 2025

Average Market Yield


2.92%
3.20%
3.58%
3.68%
3.93%
2021
2022
2023
2024
Q2 2025

Estimated Fair Value


Corporate
46%
RMBS & ABS
38%
Gov't
12%
Preferred
Stocks
3%
Common
Stock & ETFs
1%

DEFINITIONS AND RECONCILIATION OF NON-GAAP MEASURES

Definitions and Non-GAAP Measures

Direct premiums written represent the total premiums charged on policies issued by the Company during the respective fiscal period.

Net premiums written are direct premiums written less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct premiums written and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct premiums written and net premiums written, along with other measures, to gauge the Company's performance and evaluate results. Direct premiums written and net premiums written are provided as supplemental information, not as a substitute for net premiums earned, and do not reflect the Company's net premiums earned.

Adjusted EBITDA is net income (loss) exclusive of interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation. Net income (loss) is the GAAP measure most closely comparable to adjusted EBITDA.

Management uses adjusted EBITDA along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including interest expense, income tax expense (benefit), depreciation and amortization, loss on extinguishment of debt, net gains (losses) on investments, gain on sale of real estate, and stock-based compensation, and may vary significantly between periods. Adjusted EBITDA is provided as supplemental information, not as a substitute for net income and does not reflect the Company's overall profitability.

Operating net income and basic operating net income per share is net income and basic income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and basic net income per share are the GAAP measures most closely comparable to operating net income and basic operating net income per share.

Management uses operating net income and basic operating net income per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and basic operating net income per share are provided as supplemental information, not as a substitute for net income and basic net income per share and do not reflect the Company's overall profitability.

Operating net income and diluted operating net income per share is net income and diluted income per share exclusive of net gains (losses) on investments and gain on sale of real estate, net of tax. Net income and diluted net income per share are the GAAP measures most closely comparable to operating net income and diluted operating net income (loss) per share.

Management uses operating net income and diluted operating net income per share along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate and may vary significantly between periods. Operating net income and diluted operating net income per share are provided as supplemental information, not as a substitute for net income and diluted net income per share, and do not reflect the Company's overall profitability.

Operating return on equity is operating income divided by average equity. Return on equity is the GAAP measure most closely comparable to operating return on equity.

Management uses operating return on equity, along with other measures, to gauge the Company's performance and evaluate results, which can be skewed when including net gains (losses) on investments and gain on sale of real estate, which may vary significantly between periods. Operating return on equity is provided as supplemental information, is not a substitute for return on equity and does not reflect the Company's overall return on average common equity.

Underlying loss ratio is a non-GAAP ratio, which is computed as the GAAP net loss ratio excluding the effect of prior year loss reserve development and catastrophe losses.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by prior year loss reserve development and catastrophe losses. Catastrophe losses cause the Company's loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The underlying loss ratio should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

Net loss ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes on the net loss ratio.

Management believes that this ratio is useful to investors, and it is used by management to reveal the trends in the Company's business that may be obscured by catastrophe losses. Catastrophe losses cause the Company's net loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the net loss ratio. Management believes that this measure is useful for investors to evaluate this component separately when reviewing the Company's underwriting performance. The most directly comparable GAAP measure is the net loss ratio. The net loss ratio excluding the effect of catastrophes should not be considered a substitute for the net loss ratio and does not reflect the Company's net loss ratio.

RECONCILIATION OF DIRECT PREMIUMS WRITTEN TO NET PREMIUMS EARNED

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	% Change	2025	2024	% Change
(000's except percentages)						
Direct Premiums Written Reconciliation:						
Direct premiums written	$ 61,062	$ 53,495	14.1 %	$ 119,237	$ 102,820	16.0 %
Ceded written premiums	(8,852)	(12,071)	(26.7)	(6,017)	(23,300)	(74.2)
Net premiums written	52,211	41,425	26.0	113,220	79,520	42.4
Change in unearned premiums	(5,995)	(11,121)	(46.1)	(23,482)	(20,397)	15.1
Net premiums earned	$ 46,215	$ 30,304	52.5 %	$ 89,738	$ 59,124	51.8 %
(Components may not sum due to rounding)						

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	% Change	2025	2024	% Change
(000's except percentages)						
Adjusted EBITDA Reconciliation:						
Net income	$ 11,252	$ 4,515	149.2 %	$ 15,135	$ 5,942	154.7 %
Interest expense	77	990	(92.2)	305	1,984	(84.6)
Income tax expense	2,914	1,205	141.8	3,750	1,583	136.9
Depreciation and amortization	613	620	(1.1)	1,237	1,216	1.7
EBITDA	14,857	7,330	102.7	20,427	10,725	90.5
Loss on extinguishment of debt	—	—	NM	175	—	NM
Net loss (gain) on investments	(546)	234	NM	(408)	(493)	(17.2)
Gain on sale of real estate	—	—	NM	(1,966)	—	NM
Stock-based compensation	472	281	68.0	811	547	48.3
Adjusted EBITDA	$ 14,783	$ 7,845	88.4 %	$ 19,038	$ 10,779	76.6 %

(Components may not sum due to rounding)

RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND BASIC NET INCOME PER SHARE TO BASIC OPERATING NET INCOME PER SHARE

	For the Three Months Ended				For the Six Months Ended			
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024	
	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic income per common share	Amount	Basic income per common share
(000's except per common share amounts)								
Operating Net Income and Operating Net Income per Basic Common Share Reconciliation:								
Net income	$ 11,252	$ 0.81	$ 4,515	$ 0.41	$ 15,135	$ 1.10	$ 5,942	$ 0.54
Net loss (gain) on investments	(546)		234		(408)		(493)	
(Gain) on sale of real estate	—		—		(1,966)		—	
Net (gain) loss on investments and (gain) on sale of real estate	(546)		234		(2,374)		(493)	
Less tax (expense) benefit on net (gain) loss	(115)		49		(499)		(104)	
Net (gain) loss on investments and (gain) on sale of real estate, net of taxes	(431)	$ (0.03)	185	$ 0.02	(1,875)	$ (0.14)	(389)	$ (0.04)
Operating net income	$ 10,821	$ 0.78	$ 4,699	$ 0.43	$ 13,259	$ 0.97	$ 5,552	$ 0.50
Weighted average basic shares outstanding	13,925,707		11,019,347		13,700,308		11,009,442	

(Components may not sum due to rounding)

RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND DILUTED NET INCOME PER SHARE TO DILUTED OPERATING NET INCOME PER SHARE

	For the Three Months Ended				For the Six Months Ended			
	June 30, 2025		June 30, 2024		June 30, 2025		June 30, 2024	
	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted income per common share	Amount	Diluted income per common share
(000's except per common share amounts)								
Operating Net Income and Operating Net Income per Diluted Common Share Reconciliation:								
Net income	$ 11,252	$ 0.78	$ 4,515	$ 0.37	$ 15,135	$ 1.07	$ 5,942	$ 0.50
Net (gain) loss on investments	(546)		234		(408)		(493)	
(Gain) on sale of real estate	—		—		(1,966)		—	
Net (gain) loss on investments and (gain) on sale of real estate	(546)		234		(2,374)		(493)	
Less tax (expense) benefit on net (gain) loss	(115)		49		(499)		(104)	
Net (gain) loss on investments and (gain) on sale of real estate, net of taxes	(431)	$ (0.03)	185	$ 0.02	(1,875)	$ (0.13)	(389)	$ (0.03)
Operating net income	$ 10,821	$ 0.75	$ 4,699	$ 0.39	$ 13,259	$ 0.94	$ 5,552	$ 0.46
Weighted average diluted shares outstanding	14,387,538		12,110,946		14,148,748		11,987,976	

(Components may not sum due to rounding)

RECONCILIATION OF NET INCOME TO OPERATING NET INCOME AND RETURN ON EQUITY TO OPERATING RETURN ON EQUITY

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	Change	2025	2024	Change
(000's except percentages)						
Operating Net Income Reconciliation:						
Net income	$ 11,252	$ 4,515	149.2%	$ 15,135	$ 5,942	154.7%
Net (gain) loss on investments	(546)	234	NM	(408)	(493)	(17.2)%
(Gain) on sale of real estate	—	—	NM	(1,966)	—	NM
Net loss (gain) on investments and (gain) on sale of real estate	(546)	234	NM	(2,374)	(493)	381.5%
Less tax (expense) benefit on net (gain) loss	(115)	49	NM	(499)	(104)	379.8%
Net (gain) on investments and (gain) on sale of real estate, net of taxes	(431)	185	NM	(1,875)	(389)	382.0%
Operating net income	$ 10,821	$ 4,699	130.3%	$ 13,259	$ 5,552	138.8%
Operating Return on Equity Reconciliation:						
Net income	$ 11,252	$ 4,515	149.2%	$ 15,135	$ 5,942	154.7%
Average equity	$ 88,544	$ 38,276	131.3%	$ 80,793	$ 37,653	114.6%
Return on equity	12.7%	11.8%	0.9pts	18.7%	15.8%	2.9pts
Return on equity - annualized	50.8%	47.2%	3.6pts	37.4%	31.6%	5.8pts
Net (gain) loss on investments and (gain) on sale of real estate, net of taxes	$ (431)	$ 185	NM	$ (1,875)	$ (389)	382.0%
Average equity	$ 88,544	$ 38,276	131.3%	$ 80,793	$ 37,653	114.6%
Effect of net (gain) loss on investments and (gain) on sale of real estate, net of taxes, on return on equity	(0.5)%	0.5%	NM	(2.3)%	(1.0)%	(1.3) pts
Operating net income	$ 10,821	$ 4,699	130.3%	$ 13,259	$ 5,552	138.8%
Operating net income - annualized	$ 43,284	$ 18,796	130.3%	$ 26,518	$ 11,104	138.8%
Average equity	$ 88,544	$ 38,276	131.3%	$ 80,793	$ 37,653	114.6%
Operating return on equity	12.2%	12.3%	(0.1) pts	16.4%	14.7%	1.7pts
Operating return on equity - annualized	48.9%	49.1%	(0.2) pts	32.8%	29.5%	3.3pts

(Components may not sum due to rounding)

RECONCILIATION OF THE UNDERLYING LOSS RATIO AND THE NET LOSS RATIO EXCLUDING THE EFFECT OF CATASTROPHES TO THE NET LOSS RATIO

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	Percentage Point Change	2025	2024	Percentage Point Change
Underlying Loss Ratio Reconciliation:						
Underlying Loss Ratio	38.7%	47.1%	(8.4) pts	50.0%	52.8%	(2.8) pts
Effect of prior-year reserve development	(0.5)%	(1.4)%	0.9 pts	(0.9)%	(1.7)%	0.8 pts
Net loss ratio excluding the effect of catastrophes	38.2%	45.7%	(7.5) pts	49.1%	51.1%	(2.0) pts
Effect of catastrophes	0.6%	1.3%	(0.7) pts	1.2%	3.2%	(2.0) pts
Net loss ratio	38.8%	47.0%	(8.2) pts	50.3%	54.3%	(4.0) pts

(Components may not sum due to rounding)

RECONCILIATION OF THE CORE BUSINESS, NON-CORE BUSINESS AND COMBINED NET LOSS RATIO EXCLUDING THE EFFECT OF CATASTROPHES TO THE CORE BUSINESS, NON-CORE BUSINESS AND NET LOSS RATIO

	For the Three Months Ended June 30,			For the Six Months Ended June 30,		
	2025	2024	Percentage Point Change	2025	2024	Percentage Point Change
Core Business, Non-Core Business and Combined Net Loss Ratio Excluding the Effect of Catastrophes Ratio Reconciliation:						
Core Business Net loss ratio excluding the effect of catastrophes	40.3%	45.0%	(4.7) pts	50.8%	49.4%	1.4 pts
Core Business Effect of catastrophes	0.5%	0.8%	(0.3) pts	1.0%	2.3%	(1.3) pts
Core Business Net loss ratio	40.8%	45.8%	(5.0) pts	51.8%	51.6%	0.2 pts
Non-Core Business Net loss ratio excluding the effect of catastrophes	(41.6)%	56.9%	(98.5) pts	(11.0)%	74.7%	(85.7) pts
Non-Core Business Effect of catastrophes	6.4%	8.6%	(2.2) pts	8.4%	15.4%	(7.0) pts
Non-Core Business Net loss ratio	(35.2)%	65.5%	(100.7) pts	(2.6)%	90.1%	(92.7) pts
Combined Net loss ratio excluding the effect of catastrophes	38.2%	45.7%	(7.5) pts	49.1%	51.1 %	(2.0) pts
Combined Effect of catastrophes	0.6%	1.3%	(0.7) pts	1.2 %	3.2%	(2.0) pts
Net loss ratio	38.8%	47.0%	(8.2) pts	50.3%	54.3%	(4.0) pts

(Components may not sum due to rounding)